UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2013

Tiger Oil and Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53241	20-5936198

(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

7230 Indian Creek Ln. Ste. 201 Las Vegas, NV	89149 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 839-4029

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Completion of Acquisition or Disposition of Assets

On April 6, 2011, Tiger Oil and Energy, Inc., a Nevada corporation (the “Company”), entered into an Agreement with Virginia Whitley Irrevocable Trust, to acquire two non-producing wells in Kansas, the Whitley #1 and Whitley #2 for a total of $1,000.

On August 21, 2013, Brent Whitley, the manager of the Virginia Whitley Irrevocable Trust served notice to Tiger Oil and Energy Inc. that the leases expired due to lack of activity on the property as required by the original lease.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized this 28th day of August, 2013.

TIGER OIL AND ENERGY, INC.

By:	/s/ Kenneth B. Liebscher
Kenneth B. Liebscher, President and Chief Executive Officer